Exhibit 10.20

RURBAN FINANCIAL CORP.
2008 STOCK INCENTIVE PLAN

INCENTIVE STOCK OPTION AWARD AGREEMENT
(For Employees)

In recognition of your services to Rurban Financial Corp. (the “Company”) and its Subsidiaries, the Compensation Committee of the Board of Directors of the Company (the “Committee”) has granted you an Incentive Stock Option (“Option”) to purchase common shares, without par value, of the Company (“Stock”), subject to the terms and conditions described in the Rurban Financial Corp. 2008 Stock Incentive Plan (the “Plan”) and this Incentive Stock Option Award Agreement (“Award Agreement”).  Your Option is intended to qualify as an “incentive stock option” under Section 422 of the Code.  If for any reason your Option does not qualify as an incentive stock option, then, to the extent it does not so qualify, your Option will be treated as a Nonqualified Stock Option.

To ensure you fully understand the terms and conditions of your Option, you should read the Plan and this Award Agreement carefully.  Capitalized terms that are not defined in this Award Agreement have the same meanings as in the Plan.

You should return a signed copy of this Award Agreement to:

Linda Hogrefe
Vice President, Human Resources Manager
Rurban Financial Corp.
401 Clinton Street
Defiance, Ohio 43512

1.	Summary of Your Restricted Option

(a)	Grant Date: _______________, 2010

(b)	Number of Shares of Stock Subject to Your Option: ___________ shares of Stock.

(c)	Exercise Price: $______________ per share of Stock.

2.	When Your Option Will Vest

Your Option will vest and become exercisable with respect to one-fifth of the Shares subject to the Option on each of the first, second, third, fourth and fifth anniversaries of the Grant Date (each an “Anniversary Date”), subject to your continued employment with the Company or an Affiliate on the applicable Anniversary Date.  Notwithstanding the foregoing, the Option shall become fully vested and exercisable upon your death, Disability or Retirement.

1.

3.	When You May Exercise Your Option and When It Will Expire

(a)
In General:  In general, you may exercise all or any part of the vested portion of your Option at any time prior to the tenth anniversary of the Grant Date (the “Expiration Date”), except to the extent the Committee determines otherwise upon the occurrence of an Applicable Event or as otherwise provided below.

(b)	Effect of Termination: If your employment terminates prior to the Expiration Date, your Option will remain exercisable for the period specified below:

(i)
Retirement.  If you Retire, the vested portion of your Option may be exercised at any time before the earlier of the Expiration Date or one year following your Retirement; provided, however, that if you do not exercise your Option within three months after the date of your Retirement, it will be treated as a Nonqualified Stock Option.

(ii)
Death or Disability.  If your employment terminates due to your death or Disability, the vested portion of your Option may be exercised at any time before the earlier of the Expiration Date or the first anniversary of your termination date.

(iii)
For Any Reason Other Than Retirement, Death or Disability.  If your employment is terminated for any reason other than your Retirement, death or Disability: (i) the unvested portion of your Option will be forfeited on your termination date; and (ii) the vested portion of your Option may be exercised at any time before the earlier of the Expiration Date or 30 days after your termination date.

(c)	Applicable Event: If there is an Applicable Event, Section 11.5 of the Plan will apply to the outstanding and unexercised portion of your Option.

4.	Exercising Your Option

You must follow the procedures described below to exercise your Option.  If you do not follow these procedures, your attempted exercise will be disregarded.

(a)	Exercise. Your Option may be exercised with respect to whole shares of Stock only.

(b)
Procedure. To exercise all or any part of the vested portion of your Option, you must (i) complete and return a copy of the Incentive Stock Option Exercise Form (attached to this Award Agreement as Exhibit A); and (ii) pay the applicable exercise price for each share of Stock being purchased as described in Section 4(c).

2.

(c)
Payment of Exercise Price.  You may pay the exercise price for each share of Stock being purchased upon the exercise of the Option: (i) in cash equal to the aggregate exercise price of the number of shares of  Stock being purchased; (ii) in the form of a personal check or money order made payable to “Rurban Financial Corp.” in the amount of the aggregate exercise price of the shares of Stock being purchased; (iii) by tendering whole shares of Stock owned by you for at least six months before the Option is exercised (or such other period established by generally accepted accounting principles) with a Fair Market Value equal to the aggregate exercise price of the shares of Stock being purchased; or (iv) any combination of the foregoing.

(d)
Issuance of Shares of Stock.  As soon as administratively practicable after the Company determines that the Option has been validly exercised as to any of the shares of Stock, the Company will issue or transfer the relevant number of shares of Stock to you.  Any fractional shares of Stock resulting from the exercise of your Option will be settled in cash.

5.	Mandatory Notice of Disqualifying Disposition.

Without limiting any other provision herein, if you dispose (whether by sale, exchange, gift or otherwise) of any of the shares of Stock acquired pursuant to the exercise of your Option within two years after the Grant Date or within one year after the transfer of such shares of Stock to you upon exercise, you must notify the Company of such disposition in writing within 30 days from the date of such disposition.  Such written notice shall state the principal terms of such disposition and the type and amount of the consideration received for such Shares by you in connection with such disposition.

6.	Other Rules Affecting Your Option

(a)	Rights Before Your Option Is Exercised: You may not vote or receive any dividends associated with the Stock underlying the unexercised portion of your Option.

(b)
Beneficiary Designation:  You may name a beneficiary or beneficiaries to receive any shares of Stock or exercise any vested portion of your Option that is unpaid or unexercised at your death by completing and filing with the Committee a Beneficiary Designation Form.  If you have not completed a Beneficiary Designation Form or if you wish to change your beneficiary, you may complete the Beneficiary Designation Form (attached to this Award Agreement as Exhibit B).  You do not need to designate a beneficiary now, and no designation is required to be completed as a condition of exercising your Option.  However, if you die without completing a Beneficiary Designation Form or if you do not complete the form correctly, your beneficiary will be the executor or administrator of your estate, or if no such executor or administrator has been appointed to the knowledge of the Company, your beneficiary shall be your spouse or any one or more of your dependents as the Company may designate.

3.

(c)
Tax Withholding:  The Company will have the right and is hereby authorized to deduct or withhold an amount sufficient to satisfy federal, state and local taxes required by law to be withheld with respect to your Option.  At the sole discretion of the Committee, you may be permitted to satisfy the foregoing withholding liability by: (i) paying to the Company the withholding amount in cash, through the delivery or attestation of whole shares of Stock you have owned for at least the previous six months (or such other period acceptable under generally accepted accounting principles) with a Fair Market Value equal to the statutory minimum withholding liability; or (ii) by having the Company withhold shares of Stock that would otherwise be issued to you when your Option is settled with a Fair Market Value equal to the statutory minimum withholding liability.

(d)
Transferring Your Option:  In general, your Option may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, except by will or the laws of descent and distribution.  However, as described in Section 5(b), you may complete a Beneficiary Designation Form to name the person who may exercise your Option if you die before the Option expires.

(e)
Adjustments to Your Options:  If there is a Stock dividend, Stock split, recapitalization (including payment of an extraordinary dividend), merger, consolidation, combination, spin-off, distribution of assets to shareholders, exchange of shares or other similar corporate change affecting the Stock, the Committee will appropriately adjust the number of shares of Stock underlying your Option and any other factors, limits or terms affecting your Option. Notwithstanding the foregoing, any adjustment will comply with Section 409A of the Code to the extent applicable.

(f)
Restrictions on Transfer of Stock:  Shares of Stock tendered upon exercise of your Option under this Award Agreement may be subject to any stock transfer orders and other restrictions that the Committee believes to be advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any exchange, market or other quotation system on or through which the Company’s securities are then traded, or any applicable federal or state securities laws.  The Committee may cause a legend or legends to be placed on any certificates issued under this Award Agreement to make appropriate reference to any restrictions.

(g)	Tenure: Nothing in the Plan or this Award Agreement shall confer upon you the right to continue as an Employee or Director, as applicable, of the Company or any Subsidiary.

(h)	Governing Law: This Award Agreement will be construed in accordance with and governed by the laws (other than laws governing conflicts of laws) of the State of Ohio.

(i)
Amendment of Award Agreement:  This Award Agreement may be amended by a written agreement signed by both parties to this Award Agreement; provided, however, that the Company may amend this Award Agreement to the extent necessary to comply with applicable law without your consent or any additional consideration, even if those amendments eliminate, restrict or reduce your rights under this Award Agreement.

4.

(j)
Other Terms and Conditions:  Your Option is subject to the terms and conditions described in this Award Agreement and the Plan, which is incorporated by reference into and made a part of this Award Agreement.  You should read the Plan carefully to ensure you fully understand all the terms and conditions of your Option.  In the event of a conflict between the terms of the Plan and the terms of this Award Agreement, the terms of the Plan will govern.  The Committee has the sole responsibility of interpreting the Plan and this Award Agreement, and its determination of the meaning of any provision in the Plan or this Award Agreement shall be binding on you.

(k)	Signature in Counterparts: This Award Agreement may be signed in counterparts, each of which will be deemed an original, but all of which will constitute one and the same instrument.

*           *           *           *           *

Your Acknowledgement

By signing below as the “Participant,” you acknowledge and agree that:

•	A copy of the Plan has been made available to you; and
•	You understand and accept the terms and conditions placed on your Option.

PARTICIPANT	RURBAN FINANCIAL CORP.

Print Name:	Print Name:
Title:

Date:	Date:

5.

EXHIBIT A
RURBAN FINANCIAL CORP.
2008 STOCK INCENTIVE PLAN

INCENTIVE STOCK OPTION EXERCISE NOTICE
(For Employees)

By completing this Incentive Stock Option Exercise Notice (“Exercise Notice”) and returning it to the address given below, I elect to buy the shares of Stock described below.  Capitalized terms not defined in this Exercise Notice have the same meanings as in the Plan and applicable Award Agreement.

Note:  A separate Exercise Notice must be completed each time an Option is exercised (e.g., if the Optionee is simultaneously exercising an Option to purchase 200 shares that was granted on January 1, 2009 and an Option to purchase 100 shares that was granted on January 1, 2010, you must complete two Exercise Notices, one for each Option being exercised).

1.	Affected Option Shares: This Exercise Notice relates to the following Option and shares of Stock (fill in the blanks):

(a)	Grant Date of Option: __________________________________________________________________

(b)	Number of Shares of Stock Being Purchase with This Exercise Notice: _________________________

(c)	Exercise Price: The exercise price per share of Stock is $_______________________________________

(d)	Total Exercise Price: The total exercise (multiply 1(b) by 1(c)) is: $______________________________

2.	Payment of Exercise Price: The total exercise price will be paid by (check one):

☐	Personal check, bank draft or money order payable to “Rurban Financial Corp.”

☐
Through the tender of whole shares of Stock that the Optionee has held for at least six months (or such other period established by generally accepted accounting principles) and which have a Fair Market Value equal to the total exercise price.

☐	A combination of these two methods (the aggregate amount of cash and value of shares delivered or attested must be equal to the total exercise price).

Notes:
If: (a) the cash, bank or money order method of exercise is selected, full payment must be included with this Exercise Notice; and (b) you elect the tender form of paying the exercise price, you may contact the Company at the address given below for further information as to how the choice of payment will affect the number of shares of Stock you will receive.

3.	Payment of Taxes: Subject to Section 5(c) of the Award Agreement under which the Option was issued, the withholding taxes associated with this exercise of the Option will be paid (check one):

☐	From my payroll checking account.

☐	By having the Company withhold shares of Stock that would otherwise be issued with respect to this exercise.

6.

4.           Acknowledgement of Effect of Exercise:  By signing below, I acknowledge and agree that:

(a)
I fully understand the effect (including the investment effect) of exercising the Option and buying the shares of stock and understand that there is no guarantee that the value of these shares of Stock will appreciate or will not depreciate;

(b)
This Exercise Notice will have no effect if it is not returned to the Company at the address given below before the Expiration Date or such other date as may be specified in the Award Agreement or, to the extent applicable, if full payment of the exercise price is not included; and

(c)
The shares of Stock I am buying by completing and returning this Exercise Notice will be issued to me as soon as administratively practicable.  I will not have any rights as a shareholder of the Company until the shares of Stock are issued.

(Optionee’s printed name)

(Optionee’s signature)

Date signed:

A signed copy of this Exercise Notice must be sent to the following address no later than the Expiration Date or such other date as may be specified in the Award Agreement to:

Linda Hogrefe
Vice President, Human Resources Manager
Rurban Financial Corp.
401 Clinton Street
Defiance, Ohio 43512

*****

Acknowledgement of Receipt

A signed copy of the Exercise Notice was received on:  _______________________.

The Optionee:

☐          Has effectively exercised the portion of the Option described in the Exercise Notice; or

☐          Has not effectively exercised the portion of the Option described in the Exercise Notice because

(describe deficiency) _________________________________________________________________

By:

Date:

Note: Keep a copy of this Exercise Notice as part of the Plan’s permanent records.

7.

EXHIBIT B
RURBAN FINANCIAL CORP.
2008 STOCK INCENTIVE PLAN
BENEFICIARY DESIGNATION FORM

Primary Beneficiary Designation.  I designate the following person(s) as my primary beneficiary or beneficiaries, in the proportion specified, to receive or to exercise any vested Awards under the Rurban Financial Corp. 2008 Stock Incentive Plan (the “Plan”) that are unpaid or unexercised at my death:

% to
		(Name)	(Relationship)
Address:

% to
		(Name)	(Relationship)
Address:

% to
		(Name)	(Relationship)
Address:

Note: You are not required to name more than one primary beneficiary but, if you do, the sum of these percentages may not be greater than 100 percent.
Contingent Beneficiary Designation.  If one or more of my primary beneficiaries dies before I die, I direct that any vested Awards under the Plan that are unpaid or unexercised at my death and that might otherwise have been paid to that beneficiary be:

☐           Allocated to my other named primary beneficiaries in proportion to the allocation given above (ignoring the interest allocated to the deceased primary beneficiary); or

☐ Allocated, in the proportion specified, among the following contingent beneficiaries:

% to
		(Name)	(Relationship)
Address:

% to
		(Name)	(Relationship)
Address:

% to
		(Name)	(Relationship)
Address:

Note: You are not required to name more than one contingent beneficiary but, if you do, the sum of these percentages may not be greater than 100 percent.

(Signature)	(Date)

(Print Name)

Please return an executed copy of this form to the following:  Linda Hogrefe, Vice President, Human Resources Manager, Rurban Financial Corp., 401 Clinton Street, Defiance, Ohio 43512.

8.